                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    November 2, 2000
                                                          ----------------


                                CROWN PAPER CO.
                                ---------------
             (Exact name of registrant as specified in its charter)



         Virginia                    33-93494                    54-1752385
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


 4445 Lake Forest Drive, Cincinnati OH                               45242
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(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code    (513) 769-7555
                                                            --------------


                                  Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         See exhibit 99.1 for copy of news release.


Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

        Exhibit No.                                     Description
----------------------------    ------------------------------------------------
            99.1                The Company announces the signing of a Letter
                                of Intent to sell substantially all of its
                                Specialty Business to KPS Special Situations
                                Fund, LLC.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CROWN PAPER CO.


November 3, 2000                                  /s/ Kent A. Bates
                                       ----------------------------------------
                                                     Kent A. Bates
                                       Vice President, Corporate Controller, and
                                                Chief Accounting Officer

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